CERTIFICATION UNDER SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

I, Keith A. Goldan, Chief Financial Officer of OptiNose, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge

1.
the Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2018 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: November 13, 2018	/s/ Keith A. Goldan Keith A. Goldan Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)